UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

Knight-Swift Transportation Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Knight-Swift Appoints Douglas Col to the Board
The Board of Directors (the "Board") of Knight-Swift Transportation Holdings Inc. (the "Company"), appointed Douglas Col as a member of the Board, effective as of March 13, 2025, to serve until the 2025 annual meeting of stockholders. In connection with his appointment, the Board determined that Mr. Col will be an "independent director” under New York Stock Exchange listing standards and as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Mr. Col was appointed to the Finance Committee and to the Nominating and Corporate Governance Committee of the Board. Mr. Col will participate in the Company's director compensation program as described in the Company's most recent Proxy Statement filed with the Securities and Exchange Commission on April 4, 2024, under the heading “Director Compensation.” There are no arrangements or understandings between Mr. Col and any other persons pursuant to which he was appointed as a member of the Board. Mr. Col does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Col, 60, served as Executive Vice President and Chief Financial Officer of Saia, Inc., a transportation company providing less-than-truckload services across North America, from January 2020 through his retirement in May 2024. Mr. Col joined Saia in 2014 as Vice President and Treasurer. Prior to joining Saia, Mr. Col was a Director in the transportation investment banking group at Cowen and Company from 2012 to 2013.  From 2006 to 2011, Mr. Col was an equity analyst at Wellspring Management where he focused on industrial and transportation sectors. Mr. Col was a fund manager at Red Rock Partners from 2004 to 2006. Mr. Col is a current member of the board of directors of Proficient Auto Logistics Inc., a specialized freight company focused on providing automobile transportation and logistics services. Mr. Col received his MBA from Vanderbilt University – Owen Graduate School of Management in 1994 and spent ten years at Morgan Keegan & Company where he was a Managing Director focused on transportation equities. Mr. Col also has a Bachelor of Civil Engineering degree from the Georgia Institute of Technology.

ITEM 8.01	OTHER EVENTS
On March 14, 2025, the Company issued a press release announcing Mr. Col’s appointment to the Board. A copy of the press release is attached to this report as Exhibit 99.
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit	Description
Exhibit 99	Knight-Swift Transportation Holdings, Inc. press release dated March 14, 2025, announcing Mr. Col's appointment
Exhbit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2025	Knight-Swift Transportation Holdings, Inc.
(Registrant)
/s/ Andrew Hess
Andrew Hess
Chief Financial Officer